UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 11, 2012

HECKMANN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Cherrington Parkway, Suite 200, Coraopolis, Pennsylvania 15108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(412) 329-7275

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 11, 2012, Heckmann Corporation (the “Company”) issued a press release announcing that it has commenced mailing the Proxy Statement for the Special Meeting of Heckmann’s Stockholders for the purpose of obtaining the approval of the Company’s stockholders of the issuance of shares by the Company in connection with the previously announced merger of Badlands Energy, LLC, doing business as Power Fuels (“Power Fuels”), with and into a subsidiary of the Company. The Company also announced that the United States Department of Justice and the United States Federal Trade Commission have granted the Company’s and Power Fuels’ requests for early termination of the waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in relation to the proposed merger.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description of Exhibit

99.1	Press Release, dated October 11, 2012, concerning the mailing of the Proxy Statement for a Special Meeting of Heckmann’s Stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECKMANN CORPORATION

Date: October 11, 2012	By:	/s/ Damian C. Georgino
Damian C. Georgino
Executive Vice President, Corporate Development

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press Release, dated October 11, 2012, concerning the mailing of the Proxy Statement for a Special Meeting of Heckmann’s Stockholders